UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2007

                        PROFUTURES DIVERSIFIED FUND, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-16898                  75-2197831
State or other jurisdiction   (Commission file number)        (IRS Employer
    of incorporation)                                       Identification No.)

                                ProFutures, Inc.
                               11719 Bee Cave Road
                                    Suite 200
                               Austin, Texas 78738
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (800) 348-3601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change In Registrant's Certifying Accountants.

          (a) On July 16, 2007 the Board of Directors of ProFutures, Inc. (the "Company"), General Partner of ProFutures Diversified Fund, L.P., (the "Fund"), dismissed KBA Group LLP ("KBA") as the registered public accounting firm for the Fund.

          The reports of KBA on the Fund's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainties, audit scope or accounting principles.

          During the Fund's two most recent fiscal years and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, the Company has had no disagreements with KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBA, would have caused it to make reference to the subject matter thereof in its report on the financial statements of the Fund for such periods. There were no other reportable events (as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years and through the date of this Form 8-K.

          The Company, on behalf of the Fund, has requested that KBA furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated July 30, 2007, is filed as an Exhibit to this Form 8-K.

          (b) On July 16, 2007, RSM McGladrey, Inc. ("RSM") was engaged by ProFutures, Inc. (the "Company"), the general partner of ProFutures Diversified Fund, L.P. (the "Fund"), to serve as the independent registered public accounting firm of the Fund. During the Fund's two most recent fiscal years and the interim period prior to engaging RSM, the Company has not consulted RSM on behalf of the Fund with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

Item 9.01  Financial Statements and Exhibits
          (c) Exhibits


       Exhibit No.    Exhibit Description
       -----------    -------------------

           16.1 Letter of KBA dated July 30, 2007 regarding the disclosure contained in Item 4.01(a) of this report on Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 31, 2007

                                    PROFUTURES DIVERSIFIED FUND, L.P.

                                    By: ProFutures, Inc., General Partner



                                    By: /s/ Gary D. Halbert
                                        -------------------------------
                                            Name: Gary D. Halbert
                                            Title:   President

                                  Exhibit Index
                                  -------------


       Exhibit No.    Exhibit Description
       -----------    -------------------
           16.1       Letter of KBA dated July 30, 2007 regarding the
                      disclosure contained in Item 4.01(a) of this report on Form 8-K.